UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2023 (September 24, 2023)

IQVIA HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35907	27-1341991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Ellis Rd.,

Durham, North Carolina 27703

(Address of principal executive offices)

Registrant’s telephone number, including area code: (919) 998-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	“IQV”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Richard Staub III as President, Research & Development Solutions

On September 25, 2023, IQVIA Holdings Inc. (the “Company”) announced the appointment of Richard Staub III to serve as President of its Research & Development Solutions (“R&DS”) business unit, effective September 25, 2023. Mr. Staub brings thirty-four years of relevant industry experience to this role.

Mr. Staub previously served as the President of the R&DS business unit from 2016 to 2022. Mr. Staub then served as a senior advisor to the Company’s Chairman and CEO, where he worked closely with the R&DS business, having responsibility for key customer relationships, providing leadership on critical business issues and continuing to guide the overall strategic direction of the business.

Departure of Costa Panagos, President, Research & Development Solutions

On September 24, 2023, Costa Panagos informed the Company of his intention to leave the Company. His last day was September 25, 2023.

Under the terms of his Confidentiality and Restrictive Covenants Agreement with the Company, Mr. Panagos is subject to noncompetition and nonsolicitation covenants for a period of 12 months following the termination of his employment.

Item 7.01.	Regulation FD Disclosure.

On September 25, 2023, the Company issued a press release announcing Mr. Staub’s appointment and Mr. Panagos’ departure from the Company, which is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated September 25, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2023

IQVIA HOLDINGS INC.

By:	/s/ Eric M. Sherbet
Eric M. Sherbet
Executive Vice President, General Counsel and Secretary